SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Senior Income Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

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[ ] Fee paid previously with preliminary materials.

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(2) Form, Schedule or Registration Statement no.:

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Issuer Services Group

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Re: Eaton Vance Senior Income Trust

Dear Shareholder:

We have tried unsuccessfully to contact you regarding a very important matter concerning your investment in Eaton Vance Senior Income Trust (the “Fund”). This matter pertains to an important operating initiative for the Fund.

It is very important that we speak to you regarding this matter.

Please call toll-free at (800) 992-3086 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the number listed below.

INVESTOR ID: “TAG ID”

The call will only take a few moments of your time and there is no confidential information required.

Thank you for your time and consideration.

Sincerely,

/s/ Thomas J. Nader
Thomas J. Nader
Executive Vice President AST Fund Solutions, LLC.

48 Wall Street, New York, NY 10005

Eaton Vance Senior Income Trust

Phone Script 4 – Final Push

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of Eaton Vance Senior Income Trust.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone in your household owns shares of this Fund.

We are reaching out to shareholders regarding the Fund’s upcoming Annual Meeting on November 12, 2020. An opportunistic hedge fund has acquired a stake in the Fund and has proposed Trustee nominees that your Board believes are not in the best interests of the Fund or its shareholders.

We have received responses from thousands of shareholders, but still need your help.

Time is running out. Please vote your shares for the incumbent Board trustees now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

If you are receiving this message on your answering machine or voicemail, please call (800) 992-3086 between 9:00 a.m. and 10:00 p.m. Eastern Time. It will only take a few minutes to respond.

Thank you for your assistance.